SUPPLEMENT TO THE
SPARTAN® INVESTMENT GRADE BOND FUND

A Fund of Fidelity Charles Street Trust

November 27, 2000

STATEMENT OF ADDITIONAL INFORMATION

The following information supplements information found in the "Investment Policies and Limitations" section on page 3.

For purposes of limitation (5), with respect to the fund's investments in Fidelity Ultra-Short Central Fund, FMR treats the issuers of the underlying securities owned by Fidelity Ultra-Short Central Fund as the issuer of Fidelity Ultra-Short
Central Fund.

The following information replaces similar information found in the "Investment Policies and Limitations" section on page 3.

Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities. A municipal fund's uninvested cash may earn credits that reduce fund expenses.

Central Funds are money market or short-term bond funds managed by FMR or its affiliates. The money market central funds seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The money market central funds comply with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of their investments. The short term bond central funds seek to obtain a high level of current income consistent with preservation of capital.

The following information supplements similar information found in the "Investment Policies and Limitations" section on page 8.

Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

SIGB-01-02 August 1, 2001
1.477033.104

The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

The following information replaces similar information found in the "Transfer and Service Agent Agreements" section on page 22.

FSC also collects fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.